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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 2000 relating to the financial statements of Eloquent, Inc., which appear in Eloquent, Inc.'s prospectus filed pursuant to Rule 424(b) on February 17, 2000 (No. 333-89537).


/s/ PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP

San Jose, California
August 10, 2000